SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement.	☐	Confidential, for use of the
☒	Definitive proxy statement.		Commission only (as permitted
☐	Definitive additional materials.		by Rule 14a-6(e)(2)).
☐	Soliciting material pursuant to Rule 14a-11(c) or 14a-12.

MEADOW VALLEY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MEADOW VALLEY CORPORATION
4411 South 40th Street, Suite D-11
Phoenix, Arizona 85040

PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2004

     To the shareholders of Meadow Valley Corporation:

     The Annual Meeting of the shareholders of Meadow Valley Corporation (the “Company”) will be held at the Embassy Suites Hotel Las Vegas, 4315 Swenson Street, Las Vegas, Nevada, 89119, at 10:00 a.m. on June 15, 2004, or at any adjournment or postponement thereof, for the following purposes:

     1. To elect two directors of the Company.

     2. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on April 16, 2004, will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bradley E. Larson

Bradley E. Larson Chief Executive Officer
April 29, 2004

PROXY STATEMENT

MEADOW VALLEY CORPORATION
4411 South 40th Street, Suite D-11
Phoenix, Arizona 85040
Telephone: (602) 437-5400

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Meadow Valley Corporation (the “Company”), a Nevada corporation, of $.001 par value Common Stock (“Common Stock”) to be voted at the Annual Meeting of Shareholders of the Company (“Annual Meeting”) to be held at 10:00 a.m. on June 15, 2004, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about April 29, 2004. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named. After a quorum is declared, the holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to approve any proposed matters.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on April 16, 2004, has been fixed by the Board of Directors of the Company as the record date (the “record date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 3,601,250 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter, which may come before the Annual Meeting. Cumulative voting for directors is not permitted.

     A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders’ meeting.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information concerning the holdings of Common Stock by each person who, as of April 16, 2004, holds of record or is known by the Company to hold beneficially or of record, more than 5% of the Company’s Common Stock, by each director, named executive officer, and by all directors and executive officers as a group.

     All shares are owned beneficially and of record. The address of all persons is in care of the Company at 4411 South 40th Street, Suite D-11, Phoenix, Arizona 85040.

	Number of Shares of
	Common Stock Owned	Percent of Common
	of Record and	Stock Owned
Name	Beneficially (1)	(1)
Alan Terril (2)	169,314	4.3%
Kenneth D. Nelson (3)	135,905	3.5%
Bradley E. Larson (4)	135,445	3.5%
Charles E. Cowan (5)	31,000	.8%
Gary A. Agron (5)	31,000	.8%
Earle C. May (6)	34,500	.9%
Charles R. Norton (6)	22,500	.6%
Clint Tryon	—	—
Kim A. Lewis, Trustee of Richard C. Lewis GST Marital Sub Trust and Kim A. Lewis Survivor’s Trust	392,000	10.0%
Cyrus W. Spurlino	498,870	12.7%
Greg J. Paulk	307,415	7.9%
All officers and directors as a group (8 persons)	559,664	14.3%

(1)	Includes stock options exercisable within 60 days from the date hereof.

(2)	Includes stock options to purchase 67,200 shares of Common Stock.

(3)	Includes stock options to purchase 60,600 shares of Common Stock.

(4)	Includes stock options to purchase 79,000 shares of Common Stock.

(5)	Includes stock options to purchase 31,000 shares of Common Stock.

(6)	Includes stock options to purchase 22,500 shares of Common Stock.

ELECTION OF DIRECTORS

     The Company’s By-Laws provide for directors with staggered terms of office, to be divided as equally as possible. Nominees of each class of directors serve for terms of three years (unless a nominee is changing to a different class) and until election and qualification of their successors or until their resignation, death, disqualification or removal from office. Directors not employed by the Company receive $10,000 per year for attending Board of Directors’ meetings and are reimbursed for out-of-pocket expenses. The Board of Directors held four regularly scheduled meetings during the last full fiscal year and one telephonic meeting. No director attended less than 75% of the aggregate of such meetings and meetings held by committees of the Board on which he served.

     The Board of Directors currently consists of seven members, including three Class A Directors whose terms expire in 2006, two Class B Directors whose terms expire in 2005 and two Class C Directors whose terms expire in 2004. At the Annual Meeting, the two Class C Directors are to be elected to three-year terms expiring in 2007. The nominees for the Class C Directors are Messrs. Larson and Norton, both of whom presently serve on the Board of Directors. A majority of shares voted in person or by proxy is required to elect each nominee for director.

     Cumulative voting is not permitted for the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company’s nominees for directors of the Company. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend. Members of the Company’s Audit Committee and Compensation Committee are footnoted below.

Name	Positions and Offices with the Company
Nominees:	Class C Directors – Term Expires in 2004:

Bradley E. Larson	President, Chief Executive Officer and Director
Charles R. Norton (1) (2)	Director

Continuing Directors:	Class B Directors – Term Expires in 2005:

Gary A. Agron (1) (2)	Director
Earle C. May (1) (2)	Director

Continuing Directors:	Class A Directors – Term Expires in 2006:

Charles E. Cowan (1) (2)	Director
Kenneth D. Nelson	Chief Administrative Officer, Vice President and Director
Alan A. Terril	Chief Operating Officer, Vice President and Director

     (1) Member of the Compensation Committee. The purpose of the Compensation Committee is to determine the compensation to be paid to the Company’s executive officers, and to approve incentive compensation plan.

     (2) Member of the Audit Committee. The Audit Committee is composed of only independent directors for which information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the “Report of the Audit Committee,” included in this Proxy Statement. A written charter, approved by the Board of Directors, governs the Audit Committee.

Report of the Audit Committee

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence.

     The Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held four meetings during fiscal 2003.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended and approved the selection of the Company’s independent auditors.

Gary A. Agron, Audit Committee Chair
Charles E. Cowan, Audit Committee Member
Earle C. May, Audit Committee Member
Charles R. Norton, Audit Committee Member

Dated: March 19, 2004

Background

     The following is a summary of the business experience of each executive officer and director of the Company for at least the last five years:

     Bradley E. Larson, age 49, has been a director of the Company since 1994 and was appointed President in July 1995 and Chief Executive Officer in November 1995. Mr. Larson was employed by Tanner Companies from 1976 until December 1994. He was Division President of the Western Arizona region for Tanner from 1984 to 1988, Vice President of Operations from 1988 to 1989 and President of Tanner’s Construction Division from 1989 until he joined the Company in December 1994. Mr. Larson earned a BSE degree in Industrial Engineering from Arizona State University in 1979. He has been active in several construction industry associations and is past Chairman and Director of The Arizona Rock Products Association and past Director of the Arizona Heavy Highway Chapter of the Associated General Contractors.

     Kenneth D. Nelson, age 46, has been a director of the Company since 1993 and has been involved in the financial reporting and operations management areas of the construction industry since 1982. He joined the Company in April 1989, became Vice President of Finance in February 1992 and Vice President and Chief Administrative Officer in April 1996. From August 1986 until April 1989, he was operations manager for Builders Unlimited, a construction firm based in Phoenix, Arizona. Mr. Nelson earned a Bachelors of Science Degree in Business Administration from Arizona State University in 1984.

     Alan A. Terril, age 63, joined the Company in May 1992, became its Vice President — Nevada Operations in October 1993 and its Chief Operating Officer in March 2001. From February 1979 until April 1992, he was general superintendent, responsible for on site construction management, for Ron Lewis Construction Company, a heavy construction firm.

     Gary A. Agron, age 59, has been a director since November 1995. He has been engaged in the private practice of securities law since 1977, with emphasis on representation of issuers and brokers-dealers in public offerings and private placements of equity securities. Mr. Agron earned a Bachelor of Arts degree and a Juris Doctorate degree from the University of Colorado.

     Charles E. Cowan, age 57, has been a director since November 1995. Since 1993 he has been President of Charles Cowan & Associates, Ltd. and has an extensive background in government and heavy construction industry consulting. From 1991 to 1993 he held CEO positions in Arizona’s Department of Transportation and Department of Economic Security, and served with the U.S. Corps of Engineers for 25 years. He graduated with a Bachelor of Economics Degree from St. Martin’s College in Olympia, Washington, and a Master’s Degree in Public Administration from the University of Missouri at Kansas City, Missouri.

     Earle C. May, age 86, has been a director since March 1999. Since 1969, Mr. May has been Chairman and Chief Executive Officer of May Management Inc., an investment management firm. He earned a Bachelor of Arts degree and Master of Arts degree from the University of Wisconsin and Master of Science degree from the United States Naval Academy.

     Charles R. Norton, age 62, has been a director since March 1999. Since 1963, Mr. Norton has been involved in the highway construction industry as a construction foreman, subcontractor, general manager and vice president. He graduated with a Bachelor of Science degree from Brigham Young University in 1968. From 1968 to 1972, he was General Manager of Quaker Empire Construction in Wilkes-Barre, Pennsylvania. From 1972 to 1992, Mr. Norton was Sales Manager, General Manager and

Vice President of Syro Steel Company, headquartered in Girard, Ohio. Since 1992, Mr. Norton has been Vice President of Trinity Industries, which purchased Syro in 1972.

     Clint Tryon, age 34, joined the Company in May 2002 and was named Secretary, Treasury, and Principal Accounting Officer in September 2002. He received his Bachelor of Science degree with a major in Finance from the University of Nevada Las Vegas in 1993. He then completed his post-baccalaureate certificate in accountancy from Arizona State University West in 1997 and received his Certified Public Accountant’s certificate from the State of Arizona in 1997. From 1996 to 1999 he was a supervisor at Toback CPAs/ McGladrey & Pullen. From 1999 to 2002 he held a regional financial reporting role for International FiberCom.

Executive Compensation

     The following table sets forth certain information concerning compensation paid to the Company’s executive officers whose salaries exceed $100,000 for the years ended December 31, 2003, 2002 and 2001:

Summary Compensation Table

	Annual Compensation				Long-Term Compensation:
Name and					Other Annual	Awards	All Other
Principal Position	Year	Salary	Bonus		Compensation	Options	Compensation
Bradley E. Larson	2003	$162,750	$0		0	50,000	0
President, Chief Executive Officer and	2002	162,750	0		0	0	0
Director	2001	164,105	0		0	20,000	0
Alan A. Terril	2003	127,036	3,811	(1)	0	32,500	0
Chief Operating Officer,	2002	127,036	16,769	(1)	0	0	0
Vice President and Director	2001	124,540	9,369	(1)	0	20,000	0
Kenneth D. Nelson	2003	100,000	0		0	32,500	0
Chief Administrative Officer,	2002	100,000	0		0	0	0
Vice President and Director	2001	101,535	0		0	20,000	0
Clint Tryon	2003	100,000	0		0	40,000	0
Principal Accounting Officer, Secretary and Treasurer

(1)	Bonus amounts reflect payments made under the Company’s incentive compensation plan for project and operations management. Management believes that the value of any other benefits to any officer during the years ended December 31, 2003, 2002 and 2001, neither exceed $50,000 nor fell within a category requiring inclusion.

     In March 2004, the Company executed new three year employment agreements with Messrs. Larson, Terril and Nelson providing for annual base salaries of $210,000, $130,000 and $130,000, respectively.

Executive Compensation Bonus Plans

     Pursuant to incentive compensation plans adopted in 1996 and revised in 2004, the Company’s executive officers are eligible for cash bonuses based upon the Company’s profitability. For bonuses paid by the Company, see “Executive Compensation”, above.

Stock Option Plan

     In November 1994 the Company adopted a Stock Option Plan (the “1994 Plan”) which provides for the grant of options intended to qualify as “incentive stock options” and “nonstatutory stock options” within the meaning of Section 422A of the United States Internal Revenue Code of 1986 (the “Code”). Incentive stock options are issuable only to eligible officers, employee directors, and key employees of the Company. Nonstatutory stock options are issuable only to non-employee directors and consultants of the Company.

     The 1994 Plan is administered by the Compensation Committee of the Board of Directors, which is comprised of non-employee directors. At December 31, 2003, the Company had 1,200,000 shares of Common Stock reserved for issuance under the 1994 Plan and options to purchase 1,075,825 shares of common stock currently outstanding. Under the 1994 Plan, the Board of Directors determines which individuals shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option and the option price.

     The per share exercise price of the Common Stock may not be less than the fair market value of the Common Stock on the date the option is granted. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option, more than 10% of the total combined voting power of all classes of stock of the Company is eligible to receive incentive stock options under the 1994 Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option on the date of grant. The option price for Nonstatutory Options shall be established by the Board of Directors and shall not be less than 100% of the fair market value of the Common Stock subject to the option on the date of grant.

     No options may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option may only be exercisable by the optionee. Options may be exercised only if the option holder remains continuously associated with the Company from the date of grant to the date of exercise, unless extended under the 1994 Plan grant. Options under the 1994 Plan must be granted within 10 years from the effective date of the 1994 Plan and the exercise date of an option cannot be later than 10 years from the date of grant. Any options that expire unexercised or that terminate upon an optionee’s ceasing to be employed by the Company become available once again for issuance. Shares issued upon exercise of an option will rank equally with other shares then outstanding.

     As of April 16, 2004, options had been granted under the 1994 Plan to officers, directors, employees and consultants at exercise prices ranging from $1.46 per share to $6.25 per share. The exercise prices represented the fair market value of the Company’s Common Stock at the date such options were granted. Thirty-three percent of the options indicated in the table below are exercisable after one year of continuous service to the Company, sixty-six percent after two years of continuous service to the Company and one hundred percent after three years of continuous service to the Company.

Securities Authorized for Issuance under Equity Compensation Plan

     The following table provides information as of December 31, 2003 regarding compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Equity Compensation Plan Information

Number of Securities
Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued upon	Weighted-Average	Equity Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities Reflected
	Outstanding Options	Outstanding Options	in Column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	1,075,825	3.42	124,175
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	1,075,825	3.42	124,175

     The 1994 plan provides that the number of shares with respect to which options may be granted, and the number of shares of Common Stock subject to an outstanding option, shall be proportionately adjusted in the event of a subdivision or consolidation of shares or the payment of a dividend on Common Stock, and the purchase price per share of outstanding options shall be proportionately revised.

Option Grants in Prior Fiscal Years

     The table below and continued on the next page sets forth the total number of options issued to each current executive officer and director of the Company through April 16, 2004.

		Percent of			Grant
	Number	Total Options			Date
	of Options	Granted in	Exercise	Expiration	Present
	Granted	Fiscal Year	Price	Date	Value (1)
Bradley E. Larson	20,000	6.43%	$6.25	11/13/2005	26,200
	25,000	10.37%	4.38	12/16/2006	30,750
	7,000	4.85%	5.88	4/16/2008	10,080
	7,000	4.23%	3.88	10/21/2009	7,910
	20,000	9.94%	2.44	3/8/2011	19,400
	50,000	13.55%	1.46	11/19/2013	41,000
Kenneth D. Nelson	14,000	4.50%	6.25	11/13/2005	18,340
	15,000	6.22%	4.38	12/16/2006	18,450
	5,800	4.02%	5.88	4/16/2008	8,352
	5,800	3.50%	3.88	10/21/2009	6,554
	20,000	9.94%	2.44	3/8/2011	19,400
	32,500	8.81%	1.46	11/19/2013	26,650

		Percent of			Grant
	Number	Total Options			Date
	of Options	Granted in	Exercise	Expiration	Present
	Granted	Fiscal Year	Price	Date	Value (1)
Alan A. Terril	15,600	5.02%	6.25	11/13/2005	20,436
	20,000	8.30%	4.38	12/16/2006	24,600
	5,800	4.02%	5.88	4/16/2008	8,352
	5,800	3.50%	3.88	10/21/2009	6,554
	20,000	9.94%	2.44	3/8/2011	19,400
	32,500	8.81%	1.46	11/19/2013	26,650
Gary A. Agron	10,000	3.22%	6.25	11/13/2005	13,100
	7,500	3.11%	4.38	12/16/2006	9,225
	1,000	0.69%	5.88	4/16/2008	1,440
	5,000	3.02%	4.00	8/13/2009	5,650
	7,500	3.73%	2.44	3/8/2011	7,275
	15,000	4.07%	1.46	11/19/2013	12,300
Charles E. Cowan	10,000	3.22%	6.25	11/13/2005	13,100
	7,500	3.11%	4.38	12/16/2006	9,225
	1,000	0.69%	5.88	4/16/2008	1,440
	5,000	3.02%	4.00	8/13/2009	5,650
	7,500	3.73%	2.44	3/8/2011	7,275
	15,000	4.07%	1.46	11/19/2013	12,300
Earle C. May	10,000	6.04%	4.56	3/1/2009	11,300
	5,000	3.02%	4.00	8/13/2009	5,650
	7,500	3.73%	2.44	3/8/2011	7,275
	15,000	4.07%	1.46	11/19/2013	12,300
Charles R. Norton	10,000	6.04%	4.56	3/1/2009	11,300
	5,000	3.02%	4.00	8/13/2009	5,650
	7,500	3.73%	2.44	3/8/2011	7,275
	15,000	4.07%	1.46	11/19/2013	12,300
Clint Tryon	40,000	10.84%	1.46	11/19/2013	32,800

(1) The fair value of option grants is estimated as of the date of grant utilizing the Black-Scholes option-pricing model with the following weighted average assumptions for grants: expected life of options of 3 to 5 years, expected volatility ranging from 23.94% to 82.23%, risk-free interest rates of 5% to 8%, and a 0% dividend yield.

Aggregated Options in Last Fiscal Year and Fiscal Year-End Option Values

     The following table summarizes options exercised during 2003 and presents the value of unexercised options held by the named executives at fiscal year-end:

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money
	Shares		Options	Options
	Acquired	Value	at Fiscal Year-End	at Fiscal Year-End
Name	on Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable (1)
Bradley E. Larson	0	$0	79,000/50,000	$0/12,500
Alan A. Terril	0	0	67,200/32,500	0/8,125
Kenneth D. Nelson	0	0	60,600/32,500	0/8,125
Clint Tryon	0	0	0/40,000	0/10,000

(1) Calculated by taking the closing market price of the company’s common stock on December 31, 2003, of $1.71 per share, less the exercise price, multiplied by the number of options exercisable or unexercisable. The amounts in these columns may not represent amounts actually realized by these executive officers.

     The Company has no long-term incentive compensation plans.

Section 16(a) Beneficial Ownership Reporting Compliance

     Mr. Earle May, one of the Company’s Directors, failed to timely file a Form 4 with the U.S. Securities and Exchange Commission related to the purchase of 2,000 shares of the Company’s common stock on July 10, 2003. The transaction was reported by Mr. May on September 10, 2003.

     Messrs. Bradley E. Larson, Alan A. Terril and Kenneth D. Nelson, Executive Officers and Directors of the Company, failed to timely file a Form 4 with the U.S. Securities and Exchange Commission timely related to the receipt of 758, 758, and 689 shares of the Company’s common stock, respectively, on March 13, 2003, distributed by the Company through its voluntary matching contribution, to its 401k Plan. The transactions were reported by Messrs. Larson, Terril and Nelson on March 19, 2003.

     Mr. Clint Tryon, an Executive Officer of the Company, failed to timely file a Form 3 with the U.S. Securities and Exchange Commission timely when he became an Executive Officer of the Company on September 12, 2002. The Form 3 was filed by Mr. Tryon on September 15, 2003. Mr. Tryon did not own any of the Company’s securities on September 12, 2002.

Certain Transactions

     During the years ended December 31, 2003 and 2002, the Company provided construction materials to LAM Contracting, LLC, a company in which Meadow Valley Corporation has a 49% membership interest and Louis Anthony Mayorga has the remaining 51% membership interest, in the amounts of $22,982 and $12,282, respectively. Included in accounts receivable at December 31, 2003 and 2002 are amounts due from LAM Contracting, LLC of $11,822 and $14,666, respectively. LAM Contracting, LLC provided materials, labor and equipment used in the Company’s business during the years ended December 31, 2003 and 2002, in the amounts of $589 and $675,685, respectively. Included in accounts payable at December 31, 2003 and 2002 are amounts due to LAM Contracting, LLC of $0 and $3,609, respectively.

     Wiser Construction, LLC, for which Paul R. Lewis, an executive officer and director of the Company up until his death in February 2001, was an executive officer and member of Wiser Construction, LLC, provided materials and equipment used in the Company’s business during the years ended December 31, 2002 and 2001, in the amounts of $1,419,854 and $3,116,527, respectively. During the year ended December 31, 2003 the Company purchased materials from Wiser Construction, LLC, but does not deem it to any longer be a related party. Included in accounts payable at December 31, 2002 were amounts due to Wiser Construction, LLC of $77,645.

     During the years ended December 31, 2002 and 2001, the Company paid the Lewis Family Trust or Paul R. Lewis mining royalties in the amounts of $514,296 and $390,144, respectively. During the year ended December 31, 2003 the Company paid royalties to the Lewis Family Trust, but does not deem the relationship to be a related party. Included in accrued liabilities related to royalties at December 31, 2002 was an amount of $31,276 payable to the Lewis Family Trust. The Lewis Family Trust provided materials used in the Company’s business during the years ended December 31, 2002 and 2001 in the amounts of $4,366 and $2,164, respectively.

     During the years ended December 31, 2003, 2002 and 2001, Gary A. Agron, a director of the Company, rendered legal services to the Company in the amounts of $6,246, $23,491 and $14,573, respectively. During the years ended December 31, 2003, 2002 and 2001, the Company paid an aggregate of $40,000, $30,000 and $30,000, respectively, to outside members of the board of directors to act as board members.

     The Company leased office space in Moapa, Nevada on a month-to-month basis, at a rental rate of $840 per month, from Moapa Developers, a company owned by Ron R. Lewis, until November 2001. The lease terms also required the Company to pay common area maintenance, taxes, insurance and other costs. Rent expenses under the lease for the years ended December 31, 2003, 2002 and 2001 amounted to $0, $0 and $9,240, respectively.

Independent Accountants; Audit and Other Fees

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by the Company’s accountants for the year ended December 31, 2003 and 2002:

	2003	2002
Audit fees for the years ended December 31 and fees for the review of financial statements included in quarterly reports on Form 10-Q	$74,000	$94,500
Audit related fees	15,000	15,600
Tax fees	15,000	17,000
Other service fees	—	—

     BDO Seidman, LLP, independent accountants, served as the independent accountants of the Company from 1994 to October 2003 when they were dismissed. Semple and Cooper, LLP, independent accountants, served as the independent accountants of the Company since October 2003.

     It is the Company’s understanding that these firms are obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission.

     BDO Seidman, LLP fees for our 2003 and 2002 audit fees and review of interim financial statements were $17,000 and $94,500, respectively. Semple and Cooper, LLP audit fees for our 2003 annual audit and review of interim financial statements were $57,000. Audit related fees for the annual audits of the Company’s Health and Welfare Plan and the Company’s Profit Sharing Plan in the amounts of $15,000 and $15,600, will be or have been billed to the Company for 2003 and 2002, respectively. Tax fees for the annual compliance reporting of the Company’s taxes in the amounts of $15,000 and $17,000 will be or have been billed to the Company for 2003 and 2002, respectively.

     The Audit Committee has concluded that the provision of services by BDO Seidman, LLP and Semple and Cooper, LLP are compatible with maintaining its independence and had approved the above mentioned services performed, except for the audit related fees.

     A representative of Semple and Cooper, LLP is expected to be present at the Annual Meeting; he will not make a statement but will respond to appropriate questions.

Source of Graph by Research Data Group, Inc,

Comparison of 5 Year Cumulative Total Return
Among Meadow Valley Corporation, the NASDAQ Stock Market (U.S.) Index
and the Dow Jones US Heavy Construction Index

Measurement Period	Meadow Valley	Nasdaq Stock	Dow Jones US
(Fiscal Year Ending)	Corporation	Market (U.S.) Index	Heavy Construction Index
FYE 12/98	100.00	100.00	100.00
FYE 12/99	75.32	186.20	107.24
FYE 12/00	62.34	126.78	125.59
FYE 12/01	40.52	96.96	131.90
FYE 12/02	16.21	68.65	110.63
FYE 12/03	35.53	108.18	150.91

Source of chart by Research Data Group, Inc.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at the Company’s principal executive offices prior to December 31, 2004. The proponent must be a record or beneficial shareholder entitled to vote at the Annual Meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

OTHER BUSINESS

     Management of the Company is not aware of any other matters, which are to be presented at the Annual Meeting, nor has it been advised that other persons will present any other proposals. However, if other matters properly come before the Annual Meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Bradley E. Larson

Bradley E. Larson Chief Executive Officer

April 29, 2004

PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
MEADOW VALLEY CORPORATION
TO BE HELD JUNE 15, 2004

     The undersigned hereby appoints Bradley E. Larson as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Meadow Valley Corporation held of record by the undersigned on April 16, 2004, at the Annual Meeting of Shareholders to be held June 15, 2004, or any adjournment or postponement thereof.

     1. ELECTION OF DIRECTORS:

☐  FOR the election as a director or all nominees listed below (except as marked to the contrary below).

☐  WITHHOLD AUTHORITY to vote for all nominees listed below.

NOMINEES: Charles R. Norton; Bradley E. Larson

INSTRUCTIONS: To withhold authority to vote for individual nominees, write their names in the space provided:

     2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THIS SHAREHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN ITEM 1 ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Signature

Signature, If Held Jointly

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY BY FOLDING THIS CARD IN HALF, SEAL WITH THE MAILING ADDRESS SHOWING, ATTACH CORRECT POSTAGE AND MAIL.

     PLEASE CHECK IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING:     ☐